Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of August 16, 2012, among Walter Energy, Inc., a Delaware corporation, Western Coal Corp., a corporation existing under the laws of the Canadian province of British Columbia, Walter Energy Canada Holdings, Inc., a corporation existing under the laws of the Canadian province of British Columbia (together with Walter Energy, Inc. and Western Coal Corp, collectively, the “Borrowers”), the Lenders party hereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2011 (as amended by the First Amendment to Credit Agreement dated as of January 20, 2012 and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                                        Amendments and Modifications to Credit Agreement.

1.              Section 1.01 of the Credit Agreement is hereby amended by:

(a)                                 replacing in its entirety the grid appearing in the definition of “Applicable Margin” with the following;

Total Leverage Ratio	B Term Loan LIBOR Margin	B Term Loan, Base Rate Margin	A Term Loan and Revolving Loan LIBOR Margin	A Term Loan, Revolving Loan and Swingline Loan Base Rate Margin	Revolving Loan CDOR Rate Margin	Revolving Loan and Swingline Loan Canadian Prime Rate Margin

Greater than 3.25 to 1.00	3.25%	2.25%	3.25%	2.25%	3.25%	2.25%
Greater than 2.00 to 1.00 but less than or equal to 3.25 to 1.00	3.00%	2.00%	3.00%	2.00%	3.00%	2.00%
Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	2.75%	1.75%	2.75%	1.75%	2.75%	1.75%
Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	2.75%	1.75%	2.50%	1.50%	2.50%	1.50%
Less than or equal to 1.00 to 1.00	2.75%	1.75%	2.25%	1.25%	2.25%	1.25%

(b)                                 inserting the text “(subject to clause (z) of the immediately following paragraph)” immediately preceding the text “opposite the Total Leverage Ratio” appearing in the paragraph immediately preceding the grid appearing in the definition of “Applicable Margin”.

(c)                                  (i) deleting the text “and” appearing immediately before clause (y) in the second paragraph from the end of the definition of “Applicable Margin” and inserting the text “,” in lieu thereof, (ii) deleting the text “and” appearing in the beginning of clause (y) and (iii) deleting the text “.” appearing immediately following clause (y) in such paragraph and inserting the text “and (z) with respect to B Term Loans, at all times after the delivery of a Quarterly Pricing Certificate which sets forth a Total Leverage Ratio of greater than 3.25:1.00 and such Applicable Margin shall apply at all times thereafter notwithstanding the Total Leverage Ratio set forth in any subsequent Quarterly Pricing Certificate.” in lieu thereof.

(d)                                 deleting the words “in an aggregate amount not to exceed $100,000,000” at the end of clause (x)(B) of the definition of “Total Leverage Ratio”.

(e)                                  inserting in the appropriate alphabetical order the following new definitions:

“Available Incremental Amount” shall mean, at any date of determination, the remainder of (A) $350,000,000 minus (B) the sum of (i) the aggregate principal amount (or face amount, if issued at a discount) of all Secured Notes issued pursuant to Section 10.04(xx)(VI) on or prior to such date (other than any Secured Notes described in clause (c) of the definition thereof), (ii) the aggregate principal amount of all Incremental Term Loans incurred pursuant to Section 2.14 on or prior to such date and (iii) the aggregate amount of all Revolving Loan Commitments incurred pursuant to Section 2.14 on or prior to such date.”

“Secured Notes” shall mean (a) any secured Indebtedness of the U.S. Borrower, which may be guaranteed on a secured basis (whether secured pari passu with the Obligations or junior to the Obligations) by one or more Subsidiary Guarantors, all of the terms and conditions of which (including, without limitation, with respect to interest rate, call protection, amortization, redemption provisions, maturities, covenants, defaults, remedies, collateral and guaranties) are on market terms for secured notes, as such Indebtedness may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof; provided, that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) no such Indebtedness shall be guaranteed by any Person other than a Subsidiary Guarantor, (ii) no such Indebtedness shall be secured by any assets other than Collateral and such security may rank pari passu with, or junior to (but not senior to), the respective Liens created pursuant to the Security Documents and shall be subject to the terms of a Secured Notes Intercreditor Agreement, (iii) no such Indebtedness shall be subject to any scheduled amortization, mandatory redemption, mandatory repayment or mandatory prepayment, sinking fund or similar payment (other than, in each case, customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) or have a final maturity date, in either case prior to the date occurring 91 days following the latest of the A Term Loan Maturity Date, B Term Loan Maturity Date and Revolving Loan Maturity Date then in effect on the date of issuance thereof and (iv) the terms of such Indebtedness (including, without limitation, all covenants, defaults, guaranties, collateral and remedies, but excluding as to interest rate, call protection and redemption premium), taken as a whole, are no more restrictive (other than provisions of the Trust Indenture Act of 1939, as amended, which may be applicable to such Indebtedness) in any material respect than the terms applicable to the Borrowers and its Subsidiaries under this Agreement and the other Credit Documents, provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent in good faith at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or the then most current drafts of the documentation relating thereto, certifying that the Borrower has determined in good faith that the terms and conditions of such Indebtedness satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement; (b) any notes issued by the U.S. Borrower in exchange for, and as contemplated by, the terms of the secured Indebtedness described in clause (a) above and the related registration rights agreement with substantially identical terms (except as to transferability) as the secured Indebtedness described in clause (a) above; and (c) any refinancing, refunding, renewal or extension of any secured Indebtedness described in clause (a) or (b) above; provided that in connection with any such refinancing, refunding, renewal or extension, (x) the principal amount (or accreted value, as applicable) of any such Indebtedness is not increased above the principal amount (or accreted value, as applicable) thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (plus accrued and unpaid interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses) and (y) such Indebtedness otherwise complies with the terms of clause (a) or (b) above, as applicable.”

“Secured Notes Documents” shall mean, on and after the execution and delivery thereof, each note, instrument, indenture, agreement, guaranty, security document, the Secured Notes Intercreditor Agreement and any other document relating to each incurrence of Secured Notes, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.”

“Secured Notes Intercreditor Agreement” shall mean an intercreditor agreement, on customary terms and in form and substance reasonably satisfactory to the Credit Parties and the Collateral Agent, entered into among the Credit Parties, the Collateral Agent and each relevant financial institution acting in its capacity as a collateral agent under Secured Notes Documents in respect of an issuance of Secured Notes (as the same may be amended, modified or supplemented from time to time).”

2.              Section 2.14 of the Credit Agreement is hereby amended by replacing the text “$350,000,000” appearing therein and inserting the text “the Available Incremental Amount” in lieu thereof.

3.              Section 10.01 of the Credit Agreement is hereby amended by (a) deleting the text “and” appearing at the end of clause (xxiv) thereof, (b) deleting the text “.” appearing immediately following clause (xxv) thereof and inserting the text “; and” in lieu thereof and (c) inserting the following new clause (xxvi):

“(xxvi)          Liens created by or pursuant to the Secured Notes Documents (which Liens may rank pari passu with, or junior to (but not senior to), the Liens granted under the Security Documents), so long as such Liens are limited to assets constituting Collateral pursuant to the Security Documents and are subject to the Secured Notes Intercreditor Agreement.”

4.              Section 10.01(vi) of the Credit Agreement is hereby amended by inserting the text “other” before the second instance of the text “asset” appearing in clause (y) of the proviso therein.

5.              Section 10.01(vii) of the Credit Agreement is hereby amended by deleting the text “any asset of the U.S. Borrower or” appearing in clause (y) of the proviso therein.

6.              Section 10.04 of the Credit Agreement is hereby amended by (a) deleting the text “and” appearing at the end of clause (xviii) thereof, (b) deleting the text “.” appearing immediately following clause (xix) thereof and inserting the text “; and” in lieu thereof and (c) inserting the following new clause (xx):

“(xx)                    Indebtedness of the U.S. Borrower represented by the Secured Notes, and secured guaranties thereof by the Subsidiary Guarantors, so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Secured Notes, (II) a Secured Notes Intercreditor Agreement shall have been duly authorized, executed and delivered at the time of the issuance of any Secured Notes and shall be in full force and effect, (III) in the case of any issuance of any Secured Notes described in clause (a) or (c) of the definition thereof, at the time of incurrence thereof, no Default or Event of Default shall exist or would result therefrom, (IV) at the time of incurrence thereof, all of the representations and warranties of each Credit Party set forth in Section 8 and in each other Credit Document shall be true and correct in all material respects as of such time (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), (V) the U.S. Borrower shall be in compliance with the covenants set forth in Section 10.07 and 10.08, in each case determined on a Pro Forma Basis as of the date of the most recently ended Test Period, in each case, as if such Indebtedness had been outstanding on the last day of such fiscal quarter of the U.S. Borrower for testing compliance therewith, (VI) the aggregate principal amount (or the aggregate face amount if issued at a discount) of Secured Notes (to the extent incurred pursuant to clause (a) of the definition thereof) that may be incurred at any time pursuant to this clause (xx) shall not exceed the Available Incremental Amount at such time and (VII) the U.S. Borrower shall have furnished to the Administrative Agent a certificate from an Authorized Officer of the U.S. Borrower certifying as to compliance with the requirements of preceding clauses (I), (III), (IV), (V) and (VI) and containing the calculations (in reasonable detail) required by the preceding clauses (V) and (VI).”

7.              Sections 10.05(vii) and 10.05(viii) of the Credit Agreement are hereby amended by replacing the text “determined without regard to any write-downs or write-offs of such loans and advances” in each such section and inserting the text “determined without regard to (A) any write-downs or write-offs of such loans and advances or (B) any payment in kind interest (or similar interest) added to the principal amount of such loan or advance” in lieu thereof in each case.

8.              Section 10.05(xvii) of the Credit Agreement is hereby amended by replacing the text “$150,000,000” appearing therein and inserting the text “$325,000,000” in lieu thereof.

9.              Section 10.07 of the Credit Agreement is hereby amended by replacing the text “3.50:1.00” appearing therein under the column “Ratio” immediately opposite the text “December 31, 2012 and each Fiscal Quarter ending thereafter” with the text “3.00:1.00” in lieu thereof.

10.       Section 10.08 of the Credit Agreement is hereby amended by (a) replacing the text “3.25:1.00” appearing therein under the column “Ratio” immediately opposite the text “September 30, 2012” with the text “3.75:1.00” in lieu thereof, (b) replacing the text “3.00:1.00” and the text “December 31, 2012 and each Fiscal Quarter ending thereafter” appearing in the last row of such section with the text “3.75:1.00” and “December 31, 2012 through September 30, 2013”, respectively, in lieu thereof and (c) adding a new row at the end of such section which has the text “3.50:1.00” under the column “Ratio” and the text “December 31, 2013 and each Fiscal Quarter ending thereafter” under the column “Fiscal Quarter Ending”.

11.       Section 10.09 of the Credit Agreement is hereby amended by (a) deleting the text “and” appearing at the end of clause (vii) thereof, (b) deleting the text “.” appearing immediately following clause (viii) thereof and inserting the text “; and” in lieu thereof and (c) inserting the following new clause (ix):

“(ix)                        restrictions created by the Secured Notes Documents.”

II.                       Miscellaneous Provisions.

1.              In order to induce the Lenders to enter into this Second Amendment, the Borrowers hereby represent and warrant that:

(a)                                 no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both before and immediately after giving effect to this Second Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

2.              This Second Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.              By executing and delivering a counterpart hereof, the Borrowers and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

4.              This Second Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

5.              THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.              This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)                                     the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com); and

(ii)                                  the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees (other than the Amendment Fee (as defined below), which shall be paid in accordance with Section 7 below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.

7.              The Borrowers hereby agree that, so long as the Second Amendment Effective Date occurs, they shall pay to the Administrative Agent on behalf of each Lender which delivers to the Administrative Agent (or its counsel) an executed counterpart hereof by 12:00 Noon (New York City time) on August 15, 2012 (or, if later, on the Second Amendment Effective Date), a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 25 basis points (0.25%) of the sum of the aggregate principal amount of such Lender’s Term Loans and the Revolving Loan Commitment of such Lender outstanding or in effect, as applicable, as of the Second Amendment Effective Date.  The Amendment Fee shall be paid by the Borrowers to the Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the Second Amendment Effective Date.

8.              This Second Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

9.              From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*      *      *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

WALTER ENERGY, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer and Interim Treasurer

WESTERN COAL CORP.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY CANADA HOLDINGS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0847918 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

PINE VALLEY COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0541237 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WOLVERINE COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BLUE CREEK SALES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

CLEARWATER ENERGY, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

HAMER PROPERTIES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

J.W. WALTER, INC.

By:	/s/ Michael Hurley
Name: Michael Hurley
Title: Vice President - Tax

J.W.I. HOLDINGS CORPORATION

By:	/s/ Michael Hurley
Name: Michael Hurley
Title: Vice President - Tax

JIM WALTER RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

LAND HOLDINGS CORPORATION

By:	/s/ Michael Hurley
Name: Michael Hurley
Title: Vice President - Tax

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

TUSCALOOSA RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

WALTER COKE, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

WALTER LAND COMPANY

By:	/s/ Michael Hurley
Name: Michael Hurley
Title: Vice President - Tax

WALTER MINERALS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

WALTER NATURAL GAS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Steven B. King
Name: Steven B. King
Title: Vice President

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